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                                                                   Exhibit 99.6

                           CONSENT OF PERSONS NAMED
                        AS ABOUT TO BECOME A DIRECTOR



    Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consent to be named in the Registration Statement on Form S-4 as a person about to become a director of Office Depot, Inc. upon consummation of the Merger.


Dated: July 21, 1998

                                       /s/ Irwin Helford
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                                       /s/ M. Bruce Nelson
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                                       /s/ Lee A. Ault III
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                                       /s/ Neil R. Austrian
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